RELEASE OF LIEN


Date:    August  __,  1997

Note:
     Date:    April  9,  1997
     Original  Amount:  One Hundred Eighteen Thousand Two Hundred Forty-six
                        and 84/100  Dollars  ($118,246.84)

     Maker:            Penn  Octane  Corporation
     Payee:            Lauren  Constructors,  Inc.
     Date of Maturity: August  15,  1997

Holder  of  Note  and  Lien:          Lauren  Constructors,  Inc.

Holder's  Mailing  Address:          P.O.  Box 1761, Abilene, Texas 79604-1761

Note  and  Lien  are  described
in  the  following  document:

     Deed of Trust dated April 9, 1997, executed by Penn Octane Corporation, recorded in Volume 4305, Page 200, of the Official Records of Cameron County, Texas, securing the payment of a note in the amount of One Hundred Eighteen Thousand Two Hundred Forty-six and 84/100 Dollars ($118,246.84), payable to the order of Lauren Constructors, Inc.

Property  to  be  released  from  lien:

Grantor's leasehold interest in two tracts of land in Cameron County, Texas described on Exhibit A.

Holder of the note acknowledges its payment and releases the property from the lien(s).

When  the  context  requires,  singular nouns and pronouns include the plural.

Lauren  Constructors,  Inc.


BY: /s/ Cleve Whitener
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    Cleve Whitener
ITS:
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